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EXHIBIT 10.2
EXCHANGE OF SHARES                      UNITED STATES OF AMERICA

     BETWEEN                            STATE OF LOUISIANA

SHADOWS BEND DEVELOPMENT, INC, AS       PARISH OF EAST BATON
     "PURCHASER"                        ROUGE

     AND

PALISADE PROPERTIES, INC.,
THOMAS H. NORMILE and
CAPITAL RESOURCE HOLDING L.L.C., AS
     "SELLERS"

     BE IT KNOWN, that on the date stated hereinafter, before the undersigned Notary Public, duly commissioned and qualified in and for the State of Louisiana, therein residing, and in the presence of the witnesses hereinafter named and undersigned:

     PERSONALLY COME AND APPEARED

     SHADOWS BEND DEVELOPMENT, INC., 200 Lafayette Street, Suite 750, Baton Rouge, Louisiana 70804, as Purchaser, hereinafter sometimes referred to as "Shadows Bend", is a private company, herein represented by Michael W. Sciacchetano, authorized by the Board of Directors as per the attached corporate resolution. SHADOWS BEND DEVELOPMENT, INC. is a Louisiana corporation organized on January 28, 2000, with 50,000,000 authorized shares of capital stock, all of which is designated common stock having no par value.

                                           AND

     PALISADE PROPERTIES, INC., 6989 Menlo Drive, Baton Rouge, Louisiana 70808, as Seller, herein represented by Leonard LaPlace, duly authorized by the Board of Directors. PALISADE PROPERTIES, INC. is a Louisiana corporation domiciled in East Baton Rouge Parish, Louisiana;

     THOMAS H. NORMILE, a resident of East Baton Rouge Parish, Louisiana with a mailing address of 224 Woodstone St., Baton Rouge, Louisiana 70808, as Seller; and

     CAPITAL RESOURCE HOLDING, L.L.C. a Louisiana Limited Liability Company, with a mailing address of 8738 Quarters Lake Road, Baton Rouge, Louisiana, 70809, herein represented by Byron Bienvenu, managing member, as Seller.


PALISADE PROPERTIES, INC., THOMAS H. NORMILE and CAPITAL RESOURCE HOLDING, L.L.C., own 100% of the member shares of DIAMOND HOLDING, L.L.C., 8224 Summa Ave. St., Baton Rouge, LA 70809. DIAMOND HOLDING, L.L.C. is a Limited Liability
 Company organized under the laws of the State of Louisiana on June 28, 2000 with 4,200,000 authorized and outstanding member shares. The member shares are owned as follows:

     PALISADE PROPERTIES, INC.          3,528,000 Member shares
     THOMAS H. NORMILE                    420,000 Member shares
     CAPITAL RESOURCE HOLDING, L.L.C.     252,000 Member shares
          TOTAL                         4,200,000 Member shares

SHADOWS BEND DEVELOPMENT, INC. holds as treasury stock 4,200,000 shares of capital stock, all of which is designated common stock having no par value. SHADOWS BEND wants to acquire 100% of the member shares of DIAMOND HOLDING, L.L.C., thereby making DIAMOND HOLDING, L.L.C. a 100% owned subsidiary of SHADOWS BEND DEVELOPMENT, INC.

     IT IS THEREFORE AGREED:

1.     Exchange.

     PALISADE PROPERTIES, INC., THOMAS H. NORMILE, AND LEONARD LAPLACE, do hereby exchange their 4,200,000 member shares in DIAMOND HOLDING, L.L.C. for 4,200,000 shares of the common no par value stock of SHADOWS BEND DEVELOPMENT, INC. The exchange will be on a 1 share for 1 share basis. The common shares of Purchaser delivered to Sellers shall be validly issued and fully paid.
This transaction shall be completed in accordance with the provisions of
Section 368(a)(1)(B) of the Internal Revenue Code.

2.     Receipt of shares.

     SHADOWS BEND DEVELOPMENT, INC. acknowledges receipt of the following member certificates which are endorsed in blank on the reverse side.

     Certificate No. 1 issued by Diamond Holding, L.L.C. in the name of Thomas
H. Normile for 420,000 member shares dated June 28, 2000.

     Certificate No. 2 issued by Diamond Holding, L.L.C. in the name of Capital Resource Holding, L.L.C. for 252,000 member shares dated June 28, 2000.

     Certificate No. 3 issued by Diamond Holding, L.L.C. in the name of Palisade Properties, Inc. for 3,528,000 member shares dated July 21, 2000.

     THOMAS H. NORMILE acknowledges receipt of Certificate No. 3 issued by Shadows Bend Development, Inc. for 420,000 shares of common stock, dated July 21, 2000.

     CAPITAL RESOURCE HOLDING, L.L.C. acknowledges receipt of Certificate No. 4 issued by Shadows Bend Development Inc. for 252,000 shares of common stock, dated July 21, 2000.

     PALISADE PROPERTIES, INC. acknowledges receipt of Certificate No. 2 issued by Shadows Bend Development, Inc. for 3,528,000 shares of common stock, dated July 21, 2000.

3.     Obligation of Sellers.

     The Sellers will indemnify and hold the Purchaser harmless from any loss or expense which the Purchaser may sustain by reason of any claim presented against Diamond Holding, L.L.C. within one year from the date hereof on account of anything whatsoever initiated, existing, or occurring prior to the date hereof.

4.     Resignation of Sellers.

     Thomas H. Normile, Capital Resource Holding, L.L.C., and Palisade Properties, Inc. do hereby resign as members of Diamond Holding, L.L.C.

5.     Representations of Sellers.

     The Sellers hereby warrants and represents:

     The Sellers are the sole owners of and have the sole right to sell all of the member shares of Diamond Holding, L.L.C.

6.     Representations of Purchaser.

     The Purchaser hereby warrants and represents:

     Shadow Bend Development, Inc. is a Louisiana business corporation duly organized and existing under the laws of the State of Louisiana.

7.     Benefit.

     This agreement shall be binding upon and shall inure to the benefit of the parties, the successors and assigns of the Purchaser and the legal representatives and assigns of the Sellers.

8.     Specific Performance.

     Both parties have the right to demand specific performance. The prevailing party will be entitled to recover reasonable attorney fees and costs.

9.     Precedent Condition To This Agreement.

     A sale of 5 acres of land from Palisade Properties, Inc. to Diamond Holding, L.L.C. has been completed.

     THUS DONE AND PASSED, on this 21st day of July, 2000, in Baton Rouge, Louisiana in the presence of the undersigned competent witnesses and me, Notary.

WITNESSES:  PALISADE PROPERTIES, INC., SELLER

/s/ Chris Garrett             By /s/ Leonard LaPlace
/s/ Sharon Murphy             Leonard LaPlace

                              /s/ Thomas H. Normile
                              Thomas H. Normile, Seller

                              CAPITAL RESOURCE HOLDING, L.L.C., SELLER
                              By /s/ J. Byron Bienvenu
                              J. Byron Bienvenu, Managing Member

                              SHADOWS BEND DEVELOPMENT, INC.
                              By /s/ Michael W. Sciacchetano
                              Michael W. Sciacchetano

/s/ David H. Garrett
NOTARY PUBLIC